Missouri Regulatory Agreement Overview March 29, 2005

Forward Looking Statement CAUTIONARY STATEMENTS REGARDING CERTAIN FORWARD-LOOKING INFORMATION Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company is providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry and the Company; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry and constraints placed on the Company's actions by the Public Utility Holding Company Act of 1935; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air quality; financial market conditions and performance including, but not limited to, changes in interest rates and in availability and cost of capital and the effects on the Company's pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost and availability and deliverability of fuel; ability to achieve generation planning goals and the occurrence of unplanned generation outages; delays in the anticipated in-service dates of additional generating capacity; nuclear operations; ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses; performance of projects undertaken by the Company's non-regulated businesses and the success of efforts to invest in and develop new opportunities; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors.

Executing on Strategic Intent Expand and Diversify Supply Accelerate Environmental Investments Leverage New Distributed Technologies Grow Profitable Competitive Supply Business Cultivate a Winning Culture Maintain Strong Financial Results

KCP&L's Comprehensive Energy Plan $1.27 billion investment through 2010 Collaborative process has received widespread support Filed agreement in Missouri; agreement anticipated soon in Kansas Note: This represents capital expenditures associated with the comprehensive energy plan only. This does not include ongoing capex at KCP&L. Capex figures include a portion of DSM Programs that will be recorded as a regulatory asset on which KCP&L will be allowed to earn a return.

Comprehensive Energy Plan Benefits Meets growing demand in our service area Avoids increasing our reliance on high cost and volatile natural gas as a fuel source, providing less volatile & more predictable long-term rates Substantially reduces emissions from our fossil fleet, even with the addition of a new, efficient coal unit Adds renewable wind energy to our generation portfolio Outlines a broad set of customer-focused demand response, efficiency & affordability programs Maintains top-tier reliability Creates jobs in the Kansas City metropolitan area Provides regulatory framework to enable investment and provides financial benefits for investors

Financial Benefits of Energy Plan Financial benefits Rate moratorium through 2006 Regulatory treatment of pension expense Rate base treatment of environmental and demand response investments Rate based investment and rise in equity ratio = net income growth at KCP&L Innovative funding mechanisms Funding mechanism to provide cash flow through maintenance of key credit ratios at KCP&L to support credit quality Ability for KCP&L to propose interim energy adjustments designed to accelerate the recovery of fuel costs during the plan period Regulatory treatment of emission credit sales

Plan Supports Great Plains Energy's Financial Goals Supports Great Plains Energy's 5-yr EPS CAGR1 goal of 2-4% Supports Great Plains Energy's ability to maintain attractive dividend and longer-term grow dividend in-line with earnings Supports Great Plains Energy's annual total return goal of 7%-9%1 through 2010 1 Based on internal projections using the mid-point of our 2005 guidance as the base year

Collaborative Approach

Stipulation Workshops Presentations Public Forums Seminars Planning Sessions Regulatory Process Jan-April 2004 Feb-March 2004 June-July 2004 June-Nov 2004 July 2004 Feb 2005 Relatively short time frame anticipated for Commission approvals given consensus reached among key parties through the stipulation agreements Process To Date Next Steps March 2005 MO workshop docket closed February 2005; new docket will be opened to take testimony and reach final decision 2009 Rate Cases Rate Moratorium 2007-2008 Optional Rate Cases 2007 Rate Treatments Early 2006 Rate Cases Commission Decisions New Public Hearings 2009 Rate Cases 2007-2008 Optional Rate Cases 2007 Rate Treatments Early 2006 Rate Cases Commission Decisions KS Agreement

Regulatory Process Participants Include MISSOURI Office of Public Counsel MPSC Staff Department of Natural Resources City of Kansas City Jackson County Praxair, Inc. Missouri Energy Group Missouri Industrial Energy Consumers Ford Motor Company Missouri Joint Municipal Electric Utility Commission Aquila, Inc. Empire District Electric Co. Sierra Club Concerned Citizens of Platte County KANSAS Citizens' Utility Ratepayer Board (CURB) KCC Staff Sprint Kansas Hospital Association Sierra Club

Need for Investment

Generation Need 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 KCP&L Supply Requirement 3845 4015 4094 4170 4217 4251 4360 4424 4491 4555 4614 Capacity with Additional Generation 4136 4054 4075 4098 4098 4019 4519 4609 4609 4609 4609 Current Capacity 4136 4036 4057 4057 4057 3985 3985 4075 4075 4075 4075 Without additional generation, the gap between KCP&L's existing fleet capacity and future supply needs will have to be filled with expensive purchased power 1 Supply requirements include estimated average annual load growth of approximately 2%, plus the required 12% reserve margin 2 Current capacity changes with expiration of capacity contracts

Sharply Reduces Emissions 1Reductions demonstrated in these graphs are based on total unit emissions from KCP&L coal fired power plants. Current emissions are based on 2003 reported fuel utilization and 2003 reported emissions as measured by stack Continuous Emissions Monitors (CEM's). 2011 emissions are based on the same 2003 fuel utilization for existing units plus the addition of 800 MW at Iatan 2. Iatan 2 is assumed to have a heat rate of 9,000 Btu/kWh and operate at an 85% capacity factor. Environmental retrofits on existing units are assumed to match the comprehensive plan, which includes a baghouse, a selective catalytic reduction (SCR) system and scrubber additions at Iatan 1 and LaCygne 1 prior to 2011. These figures include total plant emissions and represent more than our ownership percentage for jointly-owned plants. Unit SO2 Nox Particulate Current 68690 54350 12964 2011 48829 19108 8993 Unit Mercury Current 768 2011 569.25 29% reduction 65% reduction 31% reduction 26% reduction 2011 first full year operation of Iatan 2, thus the first full year of environmental benefits included in operations Total System Emissions1 (Includes addition of new coal plant)

KCP&L Avg. Residential Electricity Prices Have Fallen vs. Inflation & Natural Gas 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 GAS CPI (KC MSA) 100 114 110.3 111.4 113.9 117.4 118.7 130.1 129.7 124.9 149.6 153.9 153.9 153.1 170.6 224.5 176.4 229.4 254 Avg KCP&L Res Electric Price 100 100.6 99.8 98.4 99.6 98.2 99 97.7 96.4 96 95.4 93.8 92.1 91.9 90.6 89.7 89.3 87.1 86.1 CPI (KC MSA) 100 104 108 111.9 115.9 120.7 123.6 127 130 133.7 139.5 143.3 145.2 147.3 153.3 158.4 160.1 162.8 166.2 Note: MSA - Metropolitan Statistical Area 1. BLS: Natural Gas and Electricity components of CPI for KC MSA 2. BLS - CPI: Total - All Urban Consumers, (Index 1982-84=100, SA) for KC MSA

KCP&L's Affordable Electricity Residential Commercial Industrial Total Retail KCP&L - Total 6.94 5.68 4.42 5.98 Regional Avg. 7.4 5.86 4.32 5.91 National Avg. 8.98 7.91 5.02 7.49 KCP&L electricity prices are competitive regionally and nationally due in large part to our low cost generation today. The agreements are designed to maintain our competitive prices. 1Source: EEI Typical Bills for 12 months ending 6/30/04

Key Financial Elements of the Agreements

Components of Regulatory Agreement Rate moratorium in Missouri through 2006 Prudence of investment decision will not be challenged by signatories; actual costs recognized in rates will be determined by the Commission True-up opportunity in rate cases to reduce regulatory lag Ability to earn return on environmental investment, as well as demand response, efficiency and affordability programs Opportunity to sell emissions credits at the company's discretion based on market conditions and other factors Rate increases are expected to average 3-4% per year over the period of the plan

Credit Ratio Mechanism to Provide Cash The agreement provides a funding mechanism, based on KCP&L's maintenance of the following key credit ratios in the upper BBB range, to help provide cash to fund the investments: Debt / Total Capital 48% to 51% Funds from Operation / Avg. Total Debt 25% to 28% Funds from Operation / Interest Expense 3.8x to 4.2x

Regulatory Amortization Provision The regulatory amortization provision is an expense mechanism similar to accelerated depreciation When used by regulators in combination with rate increases, the level of amortization expense can be adjusted to enhance credit quality while maintaining a reasonable return Agreement maintains regulators' discretion to judge reasonableness of ROE, capital structure and costs

Provisions to Stabilize Earnings During Construction Phase Interim energy charge to be proposed at KCP&L's discretion in 2006 rate case effective 2007. This charge is based on the projected cost of fuel and purchased power and is subject to refund. Cap on the pension expense of $22 million per year in 2005 and 2006 through the creation of a regulatory asset. Recovery of the regulatory asset will be determined in the rate cases. Treatment results in approximately $4 million less in pension expense in 2005 compared to 2004. This savings has already been considered in our 2005 ongoing earnings guidance range.

Why are these financial elements important? Address financial strength and stability Consistent with long-term growth strategy and Strategic Intent Reduce regulatory uncertainty Provide financial risk mitigation during regulatory plan Ability to maintain attractive dividend, and longer-term grow dividend in-line with earnings

Potential Co-owners For Iatan 2 Other co-owners could include other investor-owned utilities, other regional municipal entities or electric cooperatives Preferred potential partner status for Aquila Inc., Empire District Electric Co., and the Missouri Joint Municipal Electric Utility Commission Agreement requires that the inclusion of a co-owner not impact KCP&L's ability to finance its share of Iatan 2, co-owner must have a commercially feasible financing plan and inclusion must not delay the project We have an abundance of interested prospective co-owners that could invest in Iatan 2

2005 2006 2007 2008 2009 2010 Generation 32 141 128 221 176 149 Environmental 8 45 108 101 9 Transmission & Distribution 5 8 19 37 36 Demand, Efficiency & Affordability 6 9 10 12 15 Energy Plan - Capital Expenditures1 $50 $205 $265 $370 $235 1 This represents capital expenditures associated with the comprehensive energy plan only. This does not include ongoing capex at KCP&L. Capex figures include a portion of DSM Programs that will be recorded as a regulatory asset on which KCP&L will be allowed to earn a return. $150 Launch Energy Efficiency and Affordability programs based on pilots Launch Energy Efficiency and Affordability Phase 2 program pilots Launch Energy Efficiency and Affordability Phase 1 pilots Complete Asset Mgt project Begin Asset Management Project Complete Iatan 2 Begin Iatan 2 Plant Optional phase 2 of wind (100MW) Phase 1 of wind complete (100MW) Complete LaCygne 1 environmental Complete Iatan 1 environmental Complete LaCygne 1 SCR Begin Iatan 1 environmental Begin LaCygne 1 environmental 2005 2006 2007 2008 2009 2010

2005 2006 2007 2008 2009 2010 Wind Generation 129 Coal Generation 716 Environmental 37 171 64 Transmission & Distribution 4 7.696 8.501 15.309 25.82 43 Demand, Efficiency & Affordability 6 9 10 12 15 Completion of the 100MW wind project and environmental projects creates phased-in additions to rate base to help drive additional internal funds during the term of the plan, helping to finance the overall plan Scheduled In-Service Dates $10 $145 $55 $200 $105 $760

Expected Financing Mix of $1.27 Billion Plan Internal funds & other Expected rate case outcomes Debt financing New equity financing Existing 2004 FELINE PRIDES 102464 365000 318441 323695 164000 '07 Equity from '04 FELINE PRIDES 13% Internal funds & other 6-10% Anticipated contribution from rate increases: 27-31% Debt financing 23-27% New equity financing 23-27% KCP&L's current credit ratios are consistent with a BBB rating and improvement toward the high BBB ratios will require that, in addition to internally generated funds and rate increases, new capital on the KCP&L balance sheet will be weighted toward more equity than debt No equity or new net debt issuance planned for 2005

Summary: Long-term Impact on GXP

KCP&L Long-term Growth Current rate treatment for KCP&L and recent regulatory decisions indicate support for our energy plan and bode well for treatment in future rate cases

Energy Plan - Financial Impact Projected compound annual earnings per GXP share growth of 2-3% from 2005-2010 for KCP&L: Early years of the plan, earnings are flat to slightly down at Great Plains Energy, with EPS growth beginning in 2008 Funding mechanisms designed to reduce regulatory lag and stabilize cash flow GXP's attractive dividend anticipated to be maintained during the plan horizon and grow longer term in-line with earnings growth KCP&L's energy plan is anticipated to contribute to Great Plains Energy's 2005-2010 EPS CAGR goal of 2% to 4%

Great Plains Energy Total Return Great Plains Energy total return projection of 7%-9% driven principally by the growth and stability of KCP&L's comprehensive energy plan

Appendix

Traditional Utility Accounting During Construction v. Regulatory Amortization Provision

Example: Impact of Pension Treatment The agreements set pension costs before amounts capitalized, as recovered through rates, at $22 million per year through 2006. The difference between the $22 million level and pension costs calculated by the Commissions' Staffs (see Note) will be recorded as a regulatory asset, be included in rate base and earn a return. Additionally, the difference between KCP&L's GAAP pension costs and the pension costs calculated by the Commissions' Staffs (see Note) will be recorded in a separate regulatory asset. This regulatory asset will be a recoverable cost, but will not be included in rate base and will not earn a return. Revised rate schedules, anticipated to be effective in January 2007, will include recovery through amortization of regulatory assets and will establish the level of pension costs to be included in revised rates. The agreements establish a beginning pension regulatory asset allowed in rate base of $64 million. Note: The Commissions' Staffs use a 10-year amortization period for unrecognized gains/losses assumption under FAS 87. In 2000, KCP&L selected a 5-year amortization period for gains/losses under FAS 87, which currently results in a higher pension cost. * Amounts, other than $22 million pension costs included in rates, are hypothetical and intended for illustrative purposes only

Interim Energy Charge Features Interim Energy Charge (IEC) enables faster recovery of fuel expenses by utilizing a forward estimate of fuel expense, reducing regulatory lag in expense recovery IEC requests must be part of rate cases and the duration of each can be up to two years, at KCP&L's discretion Subject to a true-up at the end of the IEC period and potential refund to customers, with interest, if actual costs were less than projected First available IEC in 2006 rate cases and effective January 2007, IECs can be sought as frequently as annually in subsequent rate cases KCP&L agrees not to use legislatively authorized riders or surcharges through June 2015